SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 8, 1997



                            CELERITY SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                      0-20102                     52-1283993
(State of Jurisdiction)     (Commission File Number)       (IRS Employer ID No.)


200 Baker Avenue, Suite 300
Concord, MA                                                             01742
(Address of Principle Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, Including Area Code (978) 287-5888

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Item 5: Other Events

On December 8, 1997, Celerity Solutions Inc. acquired Somerset Automation, Inc., a Irvine, California based, privately held developer and integrator of warehouse management software for approximately $6.15 million, consisting of 1.95 million shares of Celerity Solutions, Inc. unregistered common stock, $2.0 million in cash, and $845,000 in promissory notes, which are payable beginning in 1999. Celerity Solutions, Inc. will operate Somerset Automation, Inc. as a wholly owned subsidiary to be known as Somerset, Inc. Incorporated herein is Exhibit
99.01 , to this Form 8K, a press release "Celerity Solutions, Inc. Acquires Somerset Automation, Inc."


Item 7: Financial Schedules and Exhibits

(c.) Exhibits

     99.01 Press Release, dated December 10, 1997, "Celerity Solutions, Inc. Acquires Somerset Automation, Inc."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CELERITY SOLUTIONS, INC.
                                                   (Registrant)

Date: December 11, 1997                  By:  /s/ Edward Terino
      -----------------                          -----------------
                                                   Edward Terino
                                                   Chief Financial Officer,
                                                   Treasurer,  Secretary






                                  EXHIBIT INDEX

Number                     Description of Exhibits                         Page
------                     -----------------------                         ----

                    Press Release, dated December 10, 1997, "Celerity
99.01               Solutions, Inc. Acquires Somerset Automation, Inc."      3